UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

On May 2, 2012, Mattress Firm Holding Corp., a Delaware corporation (the “Company”), completed its previously announced acquisition of MGHC Holding Corporation (“Mattress Giant”), a Delaware corporation and parent company of Mattress Giant Corporation, a Texas corporation, pursuant to the Stock Purchase Agreement, dated as of April 9, 2012 (the “Stock Purchase Agreement”), by and among Mattress Firm, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“MFI”), FS Equity Partners V, L.P., FS Affiliates V, L.P., Carlyle Mezzanine Partners, L.P., BlackRock Kelso Capital Corporation, AEA Mezzanine (Unleveraged) Fund LP, AEA Mezzanine Fund LP, AEA Mezzanine Funding LLC, AEA Mezzanine Funding B LLC, Michael Glazer, Elaine Crowley and Dan Younkman (collectively, the “Sellers”), and FS Equity Partners V, L.P., in its capacity as Seller Representative.  Pursuant to the Stock Purchase Agreement, the Company indirectly acquired, through MFI, all of the issued and outstanding shares of Mattress Giant from the Sellers for an aggregate purchase price of $47 million in cash, subject to customary post-closing adjustments (the “Acquisition”).

Item 7.01       Regulation FD Disclosure.

On May 2, 2012, the Company issued a press release announcing the completion of the Acquisition, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K (this “Report”), including the exhibit hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01       Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of the business acquired required by this item will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)  Exhibits.

99.1	Press Release of Mattress Firm Holding Corp. dated May 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: May 3, 2012	By:	/s/ James R. Black
James R. Black
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Mattress Firm Holding Corp. dated May 2, 2012